UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2009

Roberts Realty Investors, Inc.
 (Exact name of registrant as specified in its charter)

Georgia	001-13183	58-2122873
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302 Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 394-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Ben A. Spalding, who has served on the board of directors of Roberts Realty Investors, Inc. since 1994, notified Roberts Realty on September 28, 2009 of his decision to retire from the board of directors effective at the 2009 annual meeting of shareholders on September 29, 2009. Mr. Spalding’s term as a director was scheduled to expire at the 2010 annual meeting of shareholders.

A copy of the press release that Roberts Realty issued on September 29, 2009 announcing the decision of Mr. Spalding to retire is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press release issued by Roberts Realty Investors, Inc. on September 29, 2009 regarding the decision of Mr. Ben A. Spalding to retire from its board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: September 29, 2009	By: /s/ Charles S. Roberts
Charles S. Roberts
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release issued by Roberts Realty Investors, Inc. on September 29, 2009 regarding the decision of Mr. Ben A. Spalding to retire from its board of directors.

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